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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 16, 2004


                           CENTRAL FEDERAL CORPORATION
             (Exact name of registrant as specified in its charter)


          Delaware                      0-25045               34-1877137
          --------                      -------               ----------
  (State or other jurisdiction of     (Commission           (IRS Employer
   incorporation or organization)     File Number)       Identification Number)


   2923 Smith Road Fairlawn, Ohio         44333             (330) 666-7979
  --------------------------------        -----             --------------
      (Address of principal            (Zip Code)       (Registrant's Telephone
        executive offices)                                      Number)




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ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 16, 2004, the registrant issued a press release announcing earnings for the second quarter of 2004.

A copy of the press release is included as Exhibit 99 to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

         99  Press release issued on July 16, 2004




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  Central Federal Corporation

 Date:  July 16, 2004                      By:    /s/ Therese Ann Liutkus
                                                  ------------------------------
                                                  Therese Ann Liutkus, CPA
                                                  Chief Financial Officer